EXHIBIT 23.2

INDEPENDENT AUDITOR’S CONSENT

To the Board of Directors of HEI, Inc.:

     We consent to the use of our reports for HEI, Inc. and subsidiaries incorporated herein by reference in this Form S-8.

/S/ KPMG LLP

Minneapolis, Minnesota
March 9, 2004